UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July  2, 2019

PEAK RESORTS, INC.

(Exact name of registrant as specified in its charter)

Missouri	001‑35363	43‑1793922
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

17409 Hidden Valley Drive
Wildwood, Missouri	63025
(Address of principal executive offices)	(Zip Code)

(636) 938‑7474

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act.

☐ Soliciting material pursuant to Rule 14a‑12 under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act.

☐ Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SKIS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).     ☒ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01. Other Events.

On July 2, 2019, Peak Resorts, Inc. (the “Company”) announced that its board of directors declared a cash dividend of $0.07 per share of the Company’s common stock payable on August 9, 2019 to common shareholders of record as of July 25, 2019.  A copy of the press release announcing the dividend is filed hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.       Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release of Peak Resorts, Inc. dated July 2, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2019
PEAK RESORTS, INC.
(Registrant)
	By:	/s/ Christopher J. Bub
	Name:	Christopher J. Bub
	Title:	Chief Financial Officer